SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 19, 2008
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                        000-25831                       11-2208052
--------------------------------------------------------------------------------
(State or other                   (Commission                     (IRS Employer
 jurisdiction of                  File Number)                    Identification
 incorporation)                                                      Number)


4710 Eisenhower Boulevard, Tampa, FL                                 33634
------------------------------------                                 -----
   principal executive offices)                                    (Zip Code)

Registrant's telephone number including area code               (813) 579-3200
                                                               -----------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

     Due to Tropical Storm Fay's threat to Tampa, Florida, by Court Order, the hearing to consider confirmation of the Company's proposed Joint Plan of Reorganization, previously scheduled for August 20, 2008, has been continued and will now be heard before the United States Bankruptcy Court for the Middle District of Florida on August 29, 2008. The amended plan includes, among other things, the cancellation of all outstanding shares of the Company's common stock and serial preferred stock. Copies of the Plan and the Disclosure Statement are available, free of charge, at www.JennisBowen.com.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NETWOLVES CORPORATION

                                         By:  /s/ Scott Foote
                                            ------------------------------------
                                                 Scott Foote
                                             Chief Executive Officer
Dated:    August 19, 2008



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